TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectus, Summary Prospectuses and

Statement of Additional Information

* * *

Transamerica ClearTrack® 2055

Transamerica ClearTrack® 2060

The Board of Trustees has approved the liquidation of Transamerica ClearTrack® 2055 and Transamerica ClearTrack® 2060 (each, a “fund” and collectively, the “funds”) effective on or about April 25, 2025 (the “Liquidation Date”).

The funds were closed to most new investors on February 11, 2025.

In order to achieve an orderly liquidation, the funds’ assets may be converted into cash or cash equivalents. As the funds’ assets are being converted to cash and through the liquidation, the funds will no longer be pursuing their stated investment objectives.

Prior to the funds’ liquidation, investors who invest in the funds through individual retirement accounts (“IRAs”) on the Transamerica Retirement Solutions LLC (“TRS”) recordkeeping platform can contact TRS to discuss the impact of the liquidations on their account and their investment options.

Shareholders may exchange their fund shares for shares of the same class of another available fund within Transamerica Funds. Shareholders that hold fund shares in taxable accounts should be aware that they may experience tax consequences if they redeem shares, exchange them into another fund, or receive liquidation proceeds upon the liquidation of the fund.

Following the liquidation of each fund, all references to each fund are deleted in their entirety from the Prospectus and the Statement of Additional Information.

* * *

Investors Should Retain this Supplement for Future Reference

March 7, 2025